UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2017

REACTIVE MEDICAL INC.
(Exact name of registrant as specified in its charter)

Nevada	333-199213	33-1220924
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 Fitzwilliam Street Upper, Dublin 2 Ireland
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +353 (1) 443 3527

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 14, 2017, Reactive Medical, Inc., a Nevada corporation, (the “Company”), with the approval of its board of directors and shareholders owning a majority of the Company’s issued and outstanding shares by written consent in lieu of a meeting, filed a Certificate of Change (the “Certificate of Change”) with the Secretary of State of Nevada. As a result of the Certificate of Change, the Company will be changing its name to Artelo Biosciences, Inc., effective as of April 28, 2017.

A copy of the Certificate of Change is filed as Exhibit 3.1 hereto, and is incorporated herein by reference in its entirety.

The Company has submitted an Issuer Company-Related Action Notification Form to FINRA regarding the Name Change; FINRA’s approval is currently pending.

The Company will file a subsequent Current Report on Form 8-K upon receipt of approval from FINRA announcing the effectiveness of the Name Change and the Company’s new CUSIP number.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Change

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REACTIVE MEDICAL INC.

/s/ Gregory Gorgas
Gregory Gorgas
President & CEO

Date April 17, 2017

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